SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 2004
                                                         -----------------

                         NMS Communications Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                    (State of Incorporation or Organization)

                               0-23282 04-2814586
          (Commission File Number) (I.R.S. Employer Identification No.)

             100 Crossing Boulevard, Framingham, Massachusetts      01702
               (Address of Principal Executive Offices)           (Zip Code)


                                 (508) 271-1000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

On December 21, 2004, NMS Communications Corporation (the "Registrant") issued the press release furnished herewith as Exhibit 99.1 reporting that William B. Gerraughty, Jr., the Company's Chief Financial Officer, will leave the Company mid-March 2005.




ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.

Exhibit
Number       Title
--------     -----

99.1 Press release issued NMS Communications Corporation on December 21, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           NMS COMMUNICATIONS CORPORATION

December 21, 2004          By: /s/  Robert P. Schechter
                           ---------------------------------------------------
                              Name: Robert P. Schechter
                              Title: President, Chief Executive
                              Officer and Chairman of the Board of Directors

December 21, 2004          By:  /s/ William B. Gerraughty, Jr.
                           ---------------------------------------------------
                              Name: William B. Gerraughty, Jr.
                              Title: Senior Vice President of Finance,
                              Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit
Number       Description                                Sequential Page Number
-------      -----------                                ----------------------

99.1      The Registrant's Press Release                            3
          dated December 21, 2004.